Exhibit 10.51

FORM OF RELEASE AGREEMENT

This Release Agreement (the “Agreement”) is entered into as of this      day of March 2004 by and between Eximius Capital Funding, Ltd., Angelo Gordon & Co., L.P., Oaktree Capital Management, LLC, Capital Research and Management Company, Goldentree Asset Management, LP, and W.R. Huff CM, L.L.C., WRH High Yield Partners, L.P., and Qwest Occupational Health Trust (each, a “Plaintiff,” and collectively, “Plaintiffs”), and (i) Telewest Communications plc f/k/a Telewest plc (the “Company”), Anthony Stenham, Charles Burdick, Stephen Cook, Mark Luiz, Denise Kingsmill, Anthony Rice, Stanislas Yassukovich and Adam Singer (each, a “Telewest Defendant”), (ii) Liberty Media Corporation, Liberty Media International, Inc., Liberty UK Holdings, Inc., Liberty UK, Inc., Liberty Twsty Bonds, Inc., John C. Malone, Robert Bennett, Miranda Curtis and Graham Hollis (each, a “Liberty Defendant”), and (iii) IDT Corporation, IDT Venture Capital, Inc., IDT UK Cable, Inc. f/k/a Microsoft UK Cable, Inc. and IDT Cable Partnership Holdings, Inc. f/k/a Microsoft Cable Partnership Holdings, Inc. (each an “IDT Defendant”) (each Telewest Defendant, Liberty Defendant, and IDT Defendant, a “Defendant,” and collectively, “Defendants”) (“Party” or “Parties” shall mean Plaintiffs and Defendants).

Now, therefore, in consideration of the mutual promises and undertakings set forth herein, and pursuant to the obligations of the Parties under a Term Sheet dated as of August 14, 2003 and executed as of September 12, 2003 (the “Term Sheet”), attached hereto as Exhibit 1, the Parties agree as follows:

1. Mutual Release of All Claims.

a. Covenant not to Sue and Release by Plaintiffs. Each Plaintiff, individually and on behalf of its directors, officers, parents, subsidiaries, affiliates, related entities, predecessors, successors, assigns, agents, administrators, attorneys, and representatives of any kind (such Plaintiff’s “Plaintiff Releasors”), hereby covenants not to sue with respect to, and fully, finally, and forever releases, surrenders, remises, acquits, and forever discharges each Defendant and each of such Defendant’s present or former parents, subsidiaries, insurers, affiliates, related entities, predecessors, successors, assigns, officers, directors, administrators, shareholders, general or limited partners, principals, agents, employees, accountants, attorneys and representatives of any kind (the “Defendant Released Persons”) from, any and all claims, demands, actions, liabilities, obligations, damages, suits in equity, debts, accounts, costs, expenses, setoffs, contributions, interest, dividends, promises, covenants, attorneys’ fees and/or causes of action of whatever kind or character, whether past, present or future, known or unknown, liquidated or unliquidated, accrued or unaccrued, which such Plaintiff and its Plaintiff Releasors have or might claim to have against the Defendant Released Persons concerning the Company or any of its shares, debentures or Derivative Agreements (as defined in the Company’s Explanatory Statement to Schemes of Arrangement (“Explanatory Statement”)), including without limitation any claims, matters, allegations, transactions, facts, circumstances or occurrences involved, set forth, relating to, arising out of, or referred to in the litigations captioned (i) Eximius Capital Funding, Ltd. v. Telewest Communications plc f/k/a Telewest plc, Index No. 601284/03 in the Supreme Court of the State of New York, County of New York, (ii) Eximius Capital Funding, Ltd. v. Telewest Communications plc f/k/a Telewest plc et al., Index No. 601492/03 in the Supreme Court of the State of New York, County of New York, and (iii) Angelo Gordon & Co. et al. v. Liberty TWSTY Bonds, Inc. et al., Index No. 02-5146 in the

United States District Court for the Southern District of New York (collectively, the “Actions”), provided, however, that this Agreement shall not be deemed to diminish or affect the rights of such Plaintiff to full performance of this Agreement, or any agreement executed by such Plaintiff or its Plaintiff Releasors and any Defendant or its Defendant Released Persons and which, by its terms, continues after the effective date of this Agreement.

b. Indemnity. Each Plaintiff hereby agrees to indemnify and hold harmless each Defendant and each Defendant’s Defendant Released Persons, without duplication, from and against all losses, damages, liabilities, deficiencies, obligations, costs and expenses (collectively, “Losses”) directly or indirectly resulting from or arising out of (i) any breach or failure to perform by such Plaintiff or such Plaintiff’s Plaintiff Releasors of the covenant not to sue set forth in paragraph 1.a. above and (ii) any claim, action, investigation, suit or proceeding (including any judgments, assessments, fines, interests, penalties, costs and expenses (including settlement costs and reasonable legal, accounting, experts and other fees, costs and expenses) incurred in connection therewith) commenced or brought by such Plaintiff or such Plaintiff’s Plaintiff Releasors in breach, violation or contravention of the release and covenant not to sue set forth in paragraph 1.a. above. The indemnity under this paragraph shall apply regardless of the effectiveness or validity of the release given by or on behalf of such Plaintiff or such Plaintiff’s Plaintiff Releasors.

c. Covenant not to Sue and Release by Defendants. Each Defendant, individually and on behalf of its directors, officers, parents, subsidiaries, predecessors, successors, assigns, agents, administrators, attorneys, and representatives of any kind (such Defendant’s “Defendant Releasors”), hereby covenants not to sue with respect to, and fully, finally, and forever releases, surrenders, remises, acquits, and forever discharges each Plaintiff and each of such Plaintiff’s present or former parents, subsidiaries, insurers, affiliates, predecessors, successors, assigns, officers, directors, administrators, shareholders, general or limited partners, principals, agents, employees, accountants, attorneys and representatives of any kind (the “Plaintiff Released Persons”) from, any and all claims, demands, actions, liabilities, obligations, damages, suits in equity, debts, accounts, costs, expenses, setoffs, contributions, interest, dividends, promises, covenants, attorneys’ fees and/or causes of action of whatever kind or character, whether past, present or future, known or unknown, liquidated or unliquidated, accrued or unaccrued, which such Defendant and its Defendant Releasors have or might claim to have against the Plaintiff Released Persons concerning the Company or any of its shares, debentures or Derivative Agreements (as defined in the Explanatory Statement), including without limitation any claims, matters, allegations, transactions, facts, circumstances or occurrences involved, set forth, relating to, arising out of, or referred to in the Actions, provided, however, that this Agreement shall not be deemed to diminish or affect the rights of Defendants to full performance of this Agreement, the Term Sheet, or any agreement executed by such Defendant or its Defendant Releasors and any Plaintiff or its Plaintiff Released Persons and which, by its own terms, continues after the effective date of this Agreement.

d. Indemnity. Each Defendant hereby agrees to indemnify and hold harmless each Plaintiff and each Plaintiff’s Plaintiff Released Persons, without duplication, from and against all Losses directly or indirectly resulting from or arising out of (i) any breach or failure to perform by such Defendant or such Defendant’s Defendant Releasors of the covenant not to sue set forth in paragraph 1.c. above and (ii) any claim, action, investigation, suit or proceeding (including any judgments, assessments, fines, interests, penalties, costs and expenses (including settlement costs and reasonable legal, accounting, experts and other fees, costs and expenses) incurred in connection therewith) commenced or brought by such Defendant or such Defendant’s Defendant Releasors in breach, violation or contravention of the release and covenant not to sue set forth in paragraph 1.c. above. The indemnity under this paragraph shall apply regardless of the effectiveness or validity of the release given by or on behalf of such Defendant or such Defendant’s Defendant Releasors.

e. Limitation of Liability. The Parties acknowledge and agree that the obligations of each Plaintiff are several and not joint with any other Plaintiff and the obligations of each Defendant are several and not joint with any other Defendant.

2. Acknowledgements. Each of the individuals authorized to execute this Agreement on behalf of plaintiffs Eximius Capital Funding, Ltd., W.R. Huff CM, L.L.C., WRH High Yield Partners, L.P., and Qwest Occupational Health Trust acknowledge and agree that, before the Company’s Scheme is sanctioned by the High Court of England, they will procure the consent of The Huff Alternative Fund LP to the withdrawal or dismissal by Credit Agricole Indosuez of the winding up petition dated October 29, 2002 in respect of Telewest and will procure that The Huff Alternative Fund LP takes all steps that are necessary to inform the High Court of such consent. The acknowledgments, obligations and agreements set forth in this paragraph shall take effect as of the date this Agreement is executed.

3. Acknowledgements. Each Plaintiff acknowledges that IDT Corporation, IDT Venture Capital, Inc., IDT UK Cable, Inc. f/k/a Microsoft UK Cable, Inc. and IDT Cable Partnership Holdings, Inc. f/k/a Microsoft Cable Partnership Holdings, Inc. were never served with the complaint in any of the Actions and are referred to herein as “Defendants” solely for convenience purposes and each such IDT Defendant acknowledges that it has not asserted any claims in connection with any of the Actions.

4. Knowing Release. The Parties have knowingly and voluntarily executed this Agreement after consultation with counsel regarding its binding and irrevocable effect.

5. Successors and Assigns. This Agreement is binding on and for the benefit of the Parties, including their successors, assigns, and personal representatives. Each Defendant Released Person and Plaintiff Released Person is a third party beneficiary of the obligations and release set forth in Section 1 and will be entitled to enforce and have the benefit of such provisions as if such Person or entity were a signatory of this Agreement.

6. Authority to Execute This Agreement. Each Party represents to the other Parties hereto that this Agreement has been duly authorized, executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, and is enforceable against such Party in accordance with its terms. Each Party that is not a natural person represents to the other Parties hereto that such Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization.

7. Effective Date of This Agreement. This Agreement shall become effective as of the Effective Date (as that term is defined in the Explanatory Statement), except, however, the acknowledgements, obligations and agreements set forth in paragraph 2 of this Agreement shall take effect as of the date this Agreement is executed.

8. Notices. All notices, requests, demands, consents, approvals and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or by reputable national overnight delivery service, or mailed by certified or registered mail, postage prepaid, return receipt requested, or sent by facsimile,

If to a Plaintiff:

Attention:
Facsimile:

with a copy to:

If to a Telewest Defendant:

Telewest Communications plc

Legal Department

Export House

Cawsey Way, Woking

Surrey GU21 6QX

United Kingdom

Attention:

Facsimile:

with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention:     Greg A. Danilow, Esq.

Facsimile:     (212) 310-8007

If to a Liberty Defendant:

Liberty Media Corporation

1230 Liberty Boulevard

Englewood, CO 80112

Attention:     Charles Y. Tanabe, Esq.

Facsimile:     720-875-5382

with a copy to:

Baker Botts L.L.P.

1299 Pennsylvania Ave., N.W.

Washington, D.C. 20004 - 2400

Attention:     R. Stan Mortenson, Esq.

Facsimile:     202-667-7979

If to an IDT Defendant:

Attention:
Facsimile:

with a copy to:

9. Amendment or Modification. No amendment or modification of this Agreement shall be valid or binding unless the same shall be made in a writing identified as an amendment or modification and signed on behalf of each Party by the respective proper officer duly authorized to do so.

10. Choice of Law. New York law shall govern the interpretation of this Agreement.

11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

12. Confidentiality. Except as required by law or regulation, the requirements of applicable stock exchanges or as necessary to enforce a Party’s rights hereunder, no disclosure or publicity concerning the subject matter hereof shall be made without the approval of each Party.

Dated: March         , 2004.

EXIMIUS CAPITAL FUNDING, LTD.

By:
Name:
Title:

ANGELO, GORDON & CO. L.P.

By:
Name:
Title:

CAPITAL RESEARCH & MANAGEMENT COMPANY

By:
Name:
Title:

GOLDENTREE ASSET MANAGEMENT, L.P.

By:
Name:
Title:

OAKTREE CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

W.R. HUFF CM, L.L.C.

By:
Name:
Title:

WRH HIGH YIELD PARTNERS, L.P.

By:
Name:
Title

QWEST OCCUPATIONAL HEALTH TRUST

By:
Name:
Title:

TELEWEST COMMUNICATIONS PLC

By:
Name:
Title:

LIBERTY MEDIA CORPORATION

By:
Name:
Title:

LIBERTY MEDIA INTERNATIONAL, INC.

By:
Name:
Title:

LIBERTY U.K. HOLDINGS, INC.

By:
Name:
Title:

LIBERTY UK, INC.

By:
Name:
Title:

LIBERTY TWYSTY BONDS, INC.

By:
Name:
Title:

IDT CORPORATION

By:
Name:
Title:

ANTHONY STENHAM

CHARLES BURDICK

STEPHEN COOK

MARK LUIZ

DENISE KINGSMILL

ANTHONY RICE

STANISLAS YASSUKOVICH

ADAM SINGER

JOHN C. MALONE

ROBERT BENNETT

MIRANDA CURTIS

GRAHAM HOLLIS